UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 7, 2014 (May 7, 2014)

AMERICAN DG ENERGY INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34493	04-3569304
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant’s Telephone Number, Including Area Code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

On April 24, 2014, the Board of Directors of American DG Energy Inc. (the "Company"), elected Mr. Gabriel Parmese, age 54, the Company's Chief Financial Officer, Secretary, and Treasurer effective May 7, 2014.

Mr. Parmese has more than 20 years of experience as a senior financial executive with fast growing, successful, public and private high-technology companies. Prior to joining the Company, Mr. Parmese served in various senior financial management positions at public companies such as Keane Inc. (NYSE), NTT Data Corporation (TSE), Art Technology (NASDAQ), and IGate/Patni Computers (NASDAQ). Mr. Parmese was instrumental in increasing the value of Keane International and selling the company to NTT Data.

Mr. Parmese holds a Bachelor's Degree in Finance from Rider University and an MBA from Southern New Hampshire University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 7, 2014	AMERICAN DG ENERGY INC.
By: /s/ Gabriel Parmese
Gabriel Parmese, Chief Financial Officer

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